SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 5, 2018

GEOVAX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52091	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380

Smyrna, Georgia 30080

(Address of principal executive offices) (Zip code)

(678) 384-7220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.  Except as required by law, the Registrant does not undertake to update its forward looking statements.

Item 1.01            Entry into a Material Definitive Agreement

On March 5, 2018, we entered into private placement transaction and executed a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (collectively, the “Purchasers”) providing for the issuance and sale to the Purchasers of an aggregate of 600 shares of our Series E Convertible Preferred Stock (the “Preferred Shares”) for gross proceeds to the Company of $600,000. Each Preferred Share is initially convertible into approximately 12,500 shares of our Common Stock for an aggregate total of 7,500,000 shares of our Common Stock (the “Conversion Shares”). The terms of the Preferred Shares include antidilution provisions. We closed this transaction on March 5, 2018.

The Preferred Shares do not have voting rights except as required by law and are not entitled to a dividend.  When issued, the Conversion Shares will have the voting rights afforded to all shares of Common Stock. The Preferred Shares have a liquidation preference equal to the initial purchase price.

Pursuant to the Certificate of Designation which authorized the Series E Convertible Preferred Stock, the Preferred Shares may be converted at any time at the option of the Purchasers into shares of our Common Stock at a conversion price of $0.08 per share (the “Conversion Price”). The Certificate of Designation contains price adjustment provisions, which may, under certain circumstances reduce the Conversion Price on several future dates according to a formula based on the then-current market price for our common stock

If the parties so agree, then the Company may sell up to an additional 600 shares of its Preferred Shares on the terms identical to those upon which the first 600 shares were sold. In that event, the Company will then also be obligated to issue the purchasers a warrant for up to 100% of the total shares of our Common Stock into which all of the Preferred Shares sold at either time could be converted. The warrant would have an exercise price equal to the then-current conversion price for the Preferred Shares, three-year term, and include a cashless-exercise feature.

The securities sold pursuant to the Securities Purchase Agreement have not been registered under the Securities Act of 1933 (the “Securities Act”) and have been issued under an exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof and Rule 506 of Regulation D.  The securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

The foregoing description of the Securities Purchase Agreement and the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of each document.  Copies of the Form of Securities Purchase Agreement and the Form of Certificate of Designation are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02            Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.  On or about March 5, 2018, we issued the Preferred Shares to the Purchasers. The Preferred Shares were offered and sold pursuant to an exemption from the registration requirements under Section 4(a) (2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  The shares to be issued upon conversion of the Preferred Shares have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 3.03            Material Modification to Rights of Security Holders.

The disclosure provided above in Item 1.01 is incorporated by reference into this Item 3.03 in its entirety.

On March 5, 2018, we filed a Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock with the Secretary of State of the State of Delaware, in the form attached as Exhibit 4.1 to this Current Report on Form 8-K.  The Certificate of Designation creates and specifies the rights of the Series E Convertible Preferred Stock, including the terms and conditions on which shares of such preferred stock would convert into shares of our Common Stock.

Item 9.01            Financial Statements and Exhibits

The following exhibits are filed with this Current Report:

4.1	Form of Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock, filed March 5, 2018
4.2	Form of Stock Certificate for the Series E Convertible Preferred Stock
10.1	Form of Securities Purchase Agreement dated March 5, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2018

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer